UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 3, 2008

Date of Report (Date of earliest event reported)

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Howard Street, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 278-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

The Gymboree Corporation’s (the “Company’s”) monthly business update for the fiscal month of November 2008 will be available on Thursday, December 4, 2008, at approximately 8:00 a.m. ET. Our monthly business update may be accessed by calling the Company’s Investor Relations Hotline at 415-278-7933. The recording will be available through midnight PT on Wednesday, December 10, 2008.

The Company provides a business update at the end of each month. These updates are intended to provide interested parties with general information that may include information on current promotions, departmental performance, regional performance, updates on earnings guidance or comparable store sales expectations, and other matters. The Company reports same store sales results on a quarterly basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: December 3, 2008	By:	/s/ Blair W. Lambert
Name: Blair W. Lambert Title: Chief Operating Officer and Chief Financial Officer